Exhibit 10.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this ‘‘Agreement’’) is made as of May 13, 2008, between Candover Investments plc (‘‘Candover Investments’’), Candover (Trustees) Limited (‘‘Candover Trustees’’), Candover 2001 GmbH & Co. KG (‘‘Candover GmbH’’), Halifax EES Trustees International Limited as trustee of the Candover 2001 Employee Benefit Trust (‘‘Halifax’’), Candover Partners Limited (‘‘Candover Partners’’) in its capacity as general partner of the Candover 2001 Fund US No. 1 Limited Partnership (‘‘Candover Fund US 1’’), Candover 2001 Fund US No. 2 Limited Partnership (‘‘Candover Fund US 2’’), Candover 2001 Fund US No. 3 Limited Partnership (‘‘Candover Fund US 3’’), Candover 2001 Fund US No. 4 Limited Partnership (‘‘Candover Fund US 4’’), Candover 2001 Fund US No. 5 Limited Partnership (‘‘Candover Fund US 5’’), Candover 2001 Fund UK No. 3 Limited Partnership (‘‘Candover Fund UK 3’’), Candover 2001 Fund UK No. 4 Limited Partnership (‘‘Candover Fund UK 4’’), Candover 2001 Fund UK No. 5 Limited Partnership (‘‘Candover Fund UK 5’’), and Candover 2001 Fund UK No. 6 Limited Partnership (‘‘Candover Fund UK 6,’’ and collectively with Candover Investments, Candover Trustees, Candover GmbH, Halifax, Candover Partners, Candover Fund US 1, Candover Fund US 2, Candover Fund US 3, Candover Fund US 4, Candover Fund US 5, Candover Fund UK 3, Candover Fund UK 4, and Candover Fund UK 5 ‘‘Sellers,’’ and each individually a ‘‘Seller’’), and Aspen Insurance Holdings Limited (the ‘‘Company’’).

WHEREAS, (i) Candover Investments is the beneficial owner of 681,398 ordinary shares, par value 0.15144558 cents per share, of the Company (the ‘‘Shares’’), (ii) Candover Trustees is the beneficial owner of 30,996 Shares, (iii) Candover GmbH is the beneficial owner of 133,826 Shares, (iv) Halifax is the beneficial owner of 16,794 Shares (v) Candover Partners as a general partner of Candover Fund US 1 is the beneficial owner of 965,390 Shares, (vi) Candover Partners as a general partner of Candover Fund US 2 is the beneficial owner of 608,511 Shares, (vii) Candover Partners as a general partner of Candover Fund US 3 is the beneficial owner of 343,070 Shares, (viii) Candover Partners as a general partner of Candover Fund US 4 is the beneficial owner of 97,182 Shares, (ix) Candover Partners as a general partner of Candover Fund US 5 is the beneficial owner of 406,054 Shares, (x) Candover Partners as a general partner of Candover Fund UK No.1 Limited Partnership is the beneficial owner of 747,593 Shares, (xi) Candover Partners as a general partner of Candover Fund UK No. 2 Limited Partnership is the beneficial owner of 317,982 Shares, (xii) Candover Partners as a general partner of Candover Fund UK 3 is the beneficial owner of 1,018,463 Shares, (xiii) Candover Partners as a general partner of Candover Fund UK 4 is the beneficial owner of 100,654 Shares, (xiv) Candover Partners as a general partner of Candover Fund UK 5 is the beneficial owner of 70,911 Shares and (xv) Candover Partners as a general partner of Candover Fund UK 6 is the beneficial owner of 552,463 Shares; and

WHEREAS, in a privately negotiated transaction, the Company desires to repurchase (i) 681,398 Shares from Candover Investments, (ii) 30,996 Shares from Candover Trustees, (iii) 133,826 Shares from Candover GmbH, (iv) 16,794 Shares from Halifax, (v) 965,390 Shares from Candover Partners as a general partner of Candover Fund US 1, (vi) 608,511 Shares from Candover Partners as a general partner of Candover Fund US 2, (vii) 343,070 Shares from Candover Partners as a general partner of Candover Fund US 3, (viii) 97,182 Shares from Candover Partners as a general partner of Candover Fund US 4, (ix) 406,054 Shares from Candover Partners as a general partner of Candover Fund US 5, (x) 73,551 Shares from Candover Partners as a general partner of Candover Fund UK 3, (xi) 100,654 Shares from Candover Partners as a general partner of Candover Fund UK 4, (xii) 70,911 Shares from Candover Partners as a general partner of Candover Fund UK 5 and (xiii) 552,463 Shares from Candover Partners as a general partner of Candover Fund UK 6, for a total of 4,080,800 Shares, and the Sellers have agreed to such Share repurchase by the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Repurchase of Shares.

1.1.    Repurchase. Subject to the terms and conditions of this Agreement, the Company agrees to purchase from each Seller at the Closing (as defined below), and each Seller hereby consents and agrees to the Company’s respective purchase at the Closing of (i) 681,398 Shares from Candover Investments, (ii) 30,996 Shares from Candover Trustees, (iii) 133,826 Shares from Candover GmbH. (iv) 16,794 from Halifax and (v) 3,217,786 Shares from Candover Partners as a general partner of Candover US Fund 1, Candover US Fund 2, Candover US Fund 3, Candover US Fund 4, Candover US Fund 5, Candover UK Fund 3, Candover UK Fund 4, Candover UK Fund 5, and Candover UK Fund 6, each for a purchase price in cash of $24.505 per share, for an aggregate purchase price of (i) $16,697,658 for the Candover Investments Shares, (ii) $759,557 for the Candover Trustees Shares, (iii) $3,279,406 for the Candover GmbH Shares, (iv) $411,537 for the Halifax Shares and (v) $78,851,845 for the Shares from Candover Partners as a general partner of Candover US Fund 1, Candover US Fund 2, Candover US Fund 3, Candover US Fund 4, Candover US Fund 5, Candover UK Fund 3, Candover UK Fund 4, Candover UK Fund 5, and Candover UK Fund 6, respectively, for a total purchase price of $100,000,004 (the ‘‘Purchase Price’’).

1.2.    Closing. The purchase and sale of the Shares shall take place at the offices of Dewey & LeBoeuf New York, New York at 10 AM on May 19, 2008 or at such other date, time and place as agreed between the Sellers and the Company (the ‘‘Closing’’).

1.3.    Closing Deliveries by Seller. At the Closing, Sellers shall deliver, or cause to be delivered, to the Company any share certificates representing the Shares, for cancellation by the Company.

1.4.    Closing Deliveries by the Company. At the Closing, the Company shall deliver, or cause to be delivered, to each Seller their respective portion of the Purchase Price for their Shares. Each portion of the Purchase Price shall be paid by wire transfer of immediately available funds in U.S dollars to the account designated by the relevant Seller to the Company in writing on the date of this Agreement. Upon such delivery of the Purchase Price, the Company shall amend its register of members to reflect its purchase of the Shares.

2.    Representations and Warranties of Seller. Each Seller hereby represents and warrants to the Company that:

2.1.    Authorization. All acts and conditions required by law or otherwise on the part of Seller to authorize the execution and delivery of this Agreement by Seller and the transactions contemplated herein and the performance of all obligations of Seller hereunder have been duly performed and obtained, and this Agreement constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and to general equitable principles.

2.2.    Title to Stock. Seller has good and marketable title to the Shares, free and clear of all liens, pledges, encumbrances, equities, security interests and claims whatsoever, and assuming the Company purchases the Shares for value in good faith and without notice of any such lien, pledges, encumbrance, equity, security interest or other adverse claim within the meaning of the New York Uniform Commercial Code, the Shares will be free and clear of all liens, pledges, encumbrances, equities, security interests and claims whatsoever.

2.3.    Broker’s or Finder’s Fees. Seller has not authorized any person to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

2.4.    Non-Contravention. The transactions contemplated by this Agreement do not violate any blue sky law of a state of the United States or securities law of any jurisdiction.

3.    Representations and Warranties of the Company. The Company hereby represents and warrants to each Seller that:

3.1.    Authorization. All acts and conditions required by law or otherwise on the part of the Company to authorize the execution and delivery of this Agreement by Company and the transactions contemplated herein and the performance of all obligations of the Company hereunder have been duly performed and obtained, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors’ rights generally and to general equitable principles.

3.2.    Broker’s or Finder’s Fees. The Company has not authorized any person to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

3.3.    Non-Contravention. The transactions contemplated by this Agreement do not violate any blue sky law of any state of the United States or securities law of any jurisdiction.

4.    Covenants.

4.1.    Further Assurances. Sellers and the Company hereby agree to execute and deliver such certificates, instruments and other documents, and to take other actions, as may be reasonably requested by any other party hereto in order to carry out, evidence or give effect to the transactions contemplated by this Agreement.

4.2.    Tax. Each Seller agrees to pay their respective portion of any tax imposed in connection with the repurchase of the Shares as contemplated under this Agreement.

4.3.    Expenses. Except as otherwise agreed by Sellers and the Company, Sellers and the Company shall each pay their own expenses incurred in connection with the transactions contemplated by this Agreement.

5.    Conditions of the Company’s Obligations at Closing. The obligations of the Company to purchase the Shares are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1.    Representations and Warranties. The representations and warranties of each Seller contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2.    Performance. Each Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.    Conditions of Sellers’ Obligations at Closing. The consent of Sellers to the Company’s repurchase of the Shares under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Company:

6.1.    Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

6.2.    Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

7.    Miscellaneous.

7.1.    Survival. The representations and warranties of Sellers or the Company contained in or made pursuant to this Agreement shall survive the Closing.

7.2.    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights under this Agreement without the prior written consent of the other parties.

7.3.    Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to conflicts of law principles.

7.4.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or e-mail transmission.

7.5.    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and the Company.

7.6.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. This Agreement comprises the entire agreement beween the parties on the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CANDOVER INVESTMENTS PLC
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER (TRUSTEES) LIMITED
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER 2001 GMBH & CO. KG represented by DEUTSCHE CANDOVER (MANAGING LIMITED PARTNER) GMBH
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US No. 1 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US No. 2 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US No. 3 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US No. 4 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US No. 5 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK No. 3 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK No. 4 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK No. 5 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact
CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK No. 6 LIMITED PARTNERSHIP
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact

HALIFAX EES TRUSTEES INTERNATIONAL LIMITED as trustee of the CANDOVER 2001 EMPLOYEE BENEFIT TRUST
By:	/s/ Andrew Moberly
Name: Andrew Moberly
Title: Attorney-in-Fact

ASPEN INSURANCE HOLDINGS LIMITED
By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer